SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on February 3, 2026, Columbus McKinnon Corporation, a New York corporation (the “Company”), completed its acquisition (the “Kito Crosby Acquisition”) of Kito Crosby Limited, a company incorporated under the laws of England and Wales (“Kito Crosby”), pursuant to the Stock Purchase Agreement, dated as of February 10, 2025, by and among the Company, Kito Crosby, the equityholders of Kito Crosby set forth on the signature pages thereto and Ascend Overseas Limited, solely in its capacity as the representative. This Current Report on Form 8-K provides the historical financial statements of Kito Crosby as described below.

Kito Crosby Audited Consolidated Financial Statements

Included in this Current Report on Form 8-K as Exhibit 99.1 are the audited consolidated financial statements of Kito Crosby and its subsidiaries as of and for the years ended December 31, 2025 and December 31, 2024, the notes related thereto and the report of Deloitte & Touche LLP dated May 8, 2026, with respect to the consolidated financial statements of Kito Crosby and its subsidiaries.

Also attached hereto as Exhibit 23.1 is the consent of Deloitte & Touche LLP, the independent auditors of Kito Crosby, related to the above referenced audited consolidated financial statements of Kito Crosby.

Readers are cautioned not to place undue reliance on the historical financial statements of Kito Crosby included herewith in connection with any investments in the Company. The financial statements do not purport to represent the consolidated results of operations or consolidated financial condition of the combined company, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The historical financial information included herewith has not been adjusted to give effect to matters that are directly attributable to the Kito Crosby Acquisition, which occurred subsequent to the end of the reported accounting period, and the financial statements of the combined company are expected to reflect significant differences due to purchase price accounting, accounting policy alignment and other adjustments and assumptions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Deloitte & Touche LLP.
99.1
Audited consolidated financial statements of Kito Crosby and its subsidiaries as of and for the years ended December 31, 2025 and December 31, 2024, together with the report of the independent auditors thereon and the notes thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated:  June 8, 2026